EXHIBIT 10.41

                           FINANCING AGREEMENT BETWEEN
                            ABLE TELCOM HOLDING CORP.
                         AND COTTON COMMUNICATIONS, INC.
                                FEBRUARY 17, 1999

         THIS AGREEMENT ("Agreement") confirms our discussion with respect to the subject matter hereof and the parties agree as follows:

         1.       DEFINITIONS.

                  a.       "Able" means Able Telcom Holding Corp.

                  b.       "Borrower" means Cotton Communications, Inc.

                  c. "Loan" means the $32,000,000 loaned by Able to Borrower pursuant to the terms of this Agreement.

                  d. "Note" means the non-recourse promissory note attached hereto as EXHIBIT A evidencing the Loan.

                  e. "Senior Notes" means the 12% Senior Subordinated Notes of Able initially due January 6, 2005, in the aggregate amount of $10,000,000.

                  f. "Series B Preferred Stock" means up to 4,000 shares of Series B Convertible Preferred Stock of Able issued as of June 30, 1998 in the aggregate amount of $20,000,000.

         2. LOAN. Able agrees to lend Borrower $32,000,000 on the signing of this Agreement by Able and Borrower. The Loan will be made by Able advancing funds by means of wire transfer to an account designated by Borrower.

         The Loan will be evidenced by the Note and will be prepayable and repayable, in whole or in part, as applicable, pursuant to the terms of said Note on the earlier of (i) October 31, 2000 or (ii) the dates on which (A) Able consummates the redemption of all or any part of the Series B Preferred Stock,
(B) Borrower sells all or any portion of the Series B Preferred Stock or all or any portion of the Common Stock of Able issued upon conversion of the Series B Preferred Stock or (C) Able pays, in whole or in part, the Senior Notes.

         Upon the occurrence of any of the above events, Borrower will immediately pay, in accordance with the terms of the Note, the proceeds received by Borrower to Able within one (1) business day after Borrower receives the proceeds.


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         Upon payment in full of the principal of the Note and all interest accrued thereon, Able will mark the Note "paid" and return it to Borrower.

         3. USE OF PROCEEDS. The proceeds of the Loan will be used by Borrower to purchase the Series B Preferred Stock from the holders thereof pursuant to Stock Purchase Agreements substantially in the forms attached hereto as EXHIBIT B and EXHIBIT C and to purchase the Senior Notes in accordance with two letter agreements substantially in the forms attached hereto as EXHIBIT D and EXHIBIT E.

         4. SECURITY FOR REPAYMENT. The Loan will be secured by a pledge of the Series B Preferred Stock stock certificates and the Senior Notes pursuant to a Pledge Agreement substantially in the form attached hereto as EXHIBIT F.

         5. INDEMNIFICATION. In the event that Borrower, or its shareholders, directors or officers (collectively and individually, the "Indemnified Parties") become involved in any action, proceeding or investigation in connection with any matter contemplated by this Agreement, Able shall reimburse the Indemnified Parties for their reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred by the Indemnified Parties.

         Able shall also indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages and liabilities, joint or several, related to or arising out of any matters contemplated by this Agreement unless and to the extent that it shall be finally judicially determined that such losses, claims, damages or liabilities resulted from the negligence or willful misconduct of the Indemnified Parties.

         6. DISCLOSURE. Neither this Agreement nor the undertaking and commitment contained herein may be disclosed to or relied upon by any person or entity other than the parties hereto, and their accountants, attorneys and other advisors, without the prior written consent of the other party, except that public disclosure hereof may be made as required by law, including the filing of a Form 13D and a Form 8K with the Securities and Exchange Commission.

         7. AMENDMENT; ASSIGNMENT. This Agreement may be modified or amended only in writing. This Agreement is not assignable by Borrower without the prior written consent of Able.

         8. OTHER DOCUMENTS. Able and Borrower agree to act in good faith and to negotiate, prepare and sign such other documents as shall be reasonably required to further evidence the intent of this Agreement.

         9. EXCULPATORY PROVISION. Borrower's obligations under this Financing Agreement are subject to the Exculpatory Provision contained in the Note.


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         10. LEGAL INTENT. The parties intend to be legally bound by this
Agreement and agree that this Agreement contains the necessary material items to be considered a contract.

         This Agreement is entered into this 17th day of February, 1999.


COTTON COMMUNICATIONS, INC.                   ABLE TELCOM HOLDING CORP.

By: /s/ TYLER DIXON                           By: /s/ BILLY V. RAY
    --------------------------------              ------------------------------
Name:   Tyler Dixon                           Name:  Billy V. Ray
Title:  President                             Title: President & CEO

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                                    EXHIBIT A
                                      Note

                                    EXHIBIT B
                            Stock Purchase Agreement

                                    EXHIBIT C
                            Stock Purchase Agreement

                                    EXHIBIT D
                                Letter Agreement

                                    EXHIBIT E
                                Letter Agreement

                                    EXHIBIT F
                             Stock Pledge Agreement